Exhibit 99.77(q)(1)

ITEM 77Q1 – Exhibits

(a)(1)

Form of Amendment No. 27 to the Trust Instrument of ING Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 8) – Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2013 and incorporated herein by reference.

(a)(2)

Form of Amendment No. 28 to the Trust Instrument of ING Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 9) – Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2013 and incorporated herein by reference.

(a)(3)

Form of Amendment No. 29 to the Trust Instrument of ING Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 10) – Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2013 and incorporated herein by reference.

(a)(4)

Form of Amendment No. 30 to the Trust Instrument of ING Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 11) – Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2013 and incorporated herein by reference.

(a)(5)

Form of Amendment No. 31 to the Trust Instrument of ING Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 12) – Filed herein.

(e)(1)

Form of Investment Management Agreement effective May 7, 2013 between ING Variable Insurance Trust and ING Investments, LLC – Filed herein.

(e)(2)

Form of Sub-Advisory Agreement effective May 7, 2013 between ING Investments, LLC and ING Investment Management Co. LLC – Filed herein.